As filed with the Securities and Exchange
Commission on September 15, 2003                   Registration   No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                    36-3873352
    ILLINOIS                   727 NORTH BANK LANE                (IRS Employer
 (State or Other         LAKE FOREST, ILLINOIS 60045-1951         Identification
 Jurisdiction of                (847) 615-4096                        Number)
Incorporation or          (Address, Including Zip Code,
  Organization)        and Telephone Number, Including Area
                         Code, of Registrant's Principal
                                Executive Offices)

                                DAVID A. DYKSTRA
            SENIOR EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER
                           AND CHIEF FINANCIAL OFFICER
                               727 NORTH BANK LANE
                        LAKE FOREST, ILLINOIS 60045-1951
                                 (847) 615-4096
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                The Commission is requested to send copies of all
                               communications to:


      JENNIFER R. EVANS, ESQ.                           TIMOTHY J. MELTON, ESQ.
     JENNIFER DURHAM KING, ESQ.                         EDWARD B. WINSLOW, ESQ.
VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.                      JONES DAY
      222 NORTH LASALLE STREET                              77 WEST WACKER
    CHICAGO, ILLINOIS 60601-1003                        CHICAGO, ILLINOIS 60601
         (312) 609-7500                                     (312) 782-3939

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effectiveness of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-108452

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                              ____________________

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
       TITLE OF EACH CLASS OF           AMOUNT TO BE       PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGREGATE      AMOUNT OF
    SECURITIES TO BE REGISTERED          REGISTERED             PRICE PER SHARE              OFFERING PRICE         REGISTRATION FEE

  Common Stock, without par value*       227,108                  $35.80                      $8,130,466.40             $659
====================================================================================================================================

----------------------
* Including the preferred share purchase rights associated therewith.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-108452) filed by Wintrust Financial Corporation with the Securities and Exchange Commission (the "Commission") on September 3, 2003, as amended, which was declared effective by the Commission on September 15, 2003, including the exhibits thereto, are incorporated by reference into this Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

5.1      Opinion of Vedder, Price, Kaufman & Kammholz, P.C. regarding legality.*

23.1     Consent of Ernst & Young LLP.*

23.2 Consent of Vedder, Price, Kaufman & Kammholz, P.C. (included in opinion filed as Exhibit 5.1).

24.1 Power of Attorney, incorporated herein by reference to Exhibit 24.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-108452).

------------------
*       Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, State of Illinois, on this 15th day of September, 2003.

                                       WINTRUST FINANCIAL CORPORATION


                                       By: /s/ Edward J. Wehmer
                                           -------------------------------------
                                           Edward J. Wehmer
                                           President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 15th day of September, 2003 in the capacities indicated.

           Signature                                      Title
           ---------                                      -----


      /s/ Edward J. Wehmer
---------------------------------------           President, Chief Executive
          Edward J. Wehmer                           Officer and Director


      /s/ David L. Stoehr                        Executive Vice President and
---------------------------------------             Chief Financial Officer
          David L. Stoehr                        (Principal Accounting Officer)


      /s/ John S. Lillard*
---------------------------------------              Chairman and Director
          John S. Lillard


---------------------------------------                     Director
          Peter D. Crist


      /s/ Bruce K. Crowther*
---------------------------------------                     Director
          Bruce K. Crowther


      /s/ Bert A. Getz, Jr.*
---------------------------------------                     Director
          Bert A. Getz, Jr.


---------------------------------------                     Director
          Philip W. Hummer


      /s/ James B. McCarthy*
---------------------------------------                     Director
          James B. McCarthy


      /s/ Marguerite Savard McKenna*                        Director
---------------------------------------
          Marguerite Savard McKenna


      /s/ Albin F. Moschner*                                Director
---------------------------------------
          Albin F. Moschner

           Signature                                      Title
           ---------                                      -----


      /s/ Thomas J. Neis*
---------------------------------------                     Director
          Thomas J. Neis


---------------------------------------                     Director
          Hollis W. Rademacher


---------------------------------------                     Director
          J. Christopher Reyes


      /s/ John J. Schornack*
---------------------------------------                     Director
          John J. Schornack


      /s/ Ingrid S. Stafford*
---------------------------------------                     Director
          Ingrid S. Stafford


*Signed pursuant to power of attorney


By:   /s/ David A. Dykstra
      ---------------------------------
          David A. Dykstra
          Senior Vice President and
            Chief Operating Officer

                                  EXHIBIT LIST

5.1      Opinion of Vedder, Price, Kaufman & Kammholz, P.C. regarding legality.*

23.1     Consent of Ernst & Young LLP.*

23.2 Consent of Vedder, Price, Kaufman & Kammholz, P.C. (included in opinion filed as Exhibit 5.1).

24.1 Power of Attorney, incorporated herein by reference to Exhibit 24.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-108452).

---------------------
*     Filed herewith.